EXHIBIT 99.1

Oakley Shareholders Approve Merger With Luxottica

FOOTHILL RANCH, Calif., Nov. 7, 2007 (PRIME NEWSWIRE) -- Oakley, Inc. (NYSE:OO) today announced that, at a special meeting held today, its shareholders approved the merger agreement, and the merger provided for thereunder, entered into by and among Luxottica Group S.p.A., an Italian corporation (NYSE:LUX) (MTA:LUX), Norma Acquisition Corp., a Washington corporation and an indirect wholly owned subsidiary of Luxottica Group, and Oakley.

Following the consummation of the merger, Oakley will become an indirect wholly owned subsidiary of Luxottica Group. Based upon the preliminary tally of shares voted, approximately 83% of total shares of Oakley common stock voted in favor of the transaction. Under the terms of the merger agreement, holders of Oakley common stock will receive $29.30 in cash for each outstanding share of Oakley common stock.

Oakley expects the merger to close in mid-November.

About Oakley, Inc.

Oakley is a global leader in sport performance optics including premium sunglasses, goggles, and prescription eyewear. Headquartered in Southern California, the company's optics brand portfolio includes Dragon, Eye Safety Systems, Fox Racing, Mosley Tribes, Oliver Peoples, and Paul Smith Spectacles. In addition to its global wholesale business, the company operates retail chains including Bright Eyes, Oakley Stores, Sunglass Icon, and The Optical Shop of Aspen. The company also offers a wide selection of Oakley-branded apparel, footwear, watches and accessories. Additional information is available at www.oakley.com.

The Oakley, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=1533

Safe Harbor Disclaimer

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the "safe harbor" created by those sections. All statements in this press release, other than those that are purely historical, are forward-looking statements. Forward-looking statements typically are identified by the use of terms such as "expect," "believe," "plan," "intend," "seek," "anticipate," "outlook," "estimate," "assume," "project," "target," "could," "will," "should," "may," and "continue," as well as variations of such words and similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements in this press release include, without limitation, statements regarding product, retail and brand initiatives, marketing efforts, upcoming product releases, operational improvements, on-time apparel deliveries, responsiveness to retailers and consumers and the ability to drive consistent, profitable growth. The company's expectations, beliefs, anticipations, objectives, intentions, plans and strategies regarding the future are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results, and actual events that occur, to differ materially from results contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the highly competitive markets for our products and our ability to develop innovative new products and introduce them in a timely manner; consumer acceptance of our new products and our ability to respond to changing consumer preferences; order and demand uncertainty; our ability to attract and retain qualified personnel; intellectual property infringement claims by others and our ability to protect our intellectual property; our dependence on key suppliers for materials we use in our products, including lens blanks; our ability to successfully integrate acquired businesses into our operations; our dependence on athletes and personalities for the endorsement of our products; risks associated with our international operations, including foreign currency exchange rate fluctuations and the impact of quotas, tariffs, or other restrictions on the importation or exportation of our products; and risks associated with our previously announced merger agreement, including resolution of outstanding or future litigation, differences between actual fees and our estimates, and other unanticipated developments. Risks and uncertainties that could cause our actual results to differ from those set forth in any forward-looking statement are discussed in more detail under "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K for the year ended December 31, 2006, as well as similar disclosures in the company's subsequent SEC filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:  Oakley, Inc.
          Editorial contact:
          Lance Allega, Director of Investor Relations/Corporate
           Communications
          949-672-6985
          lallega@oakley.com